                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):    October 1, 2004
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                              Majesco Holdings Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                  333-70663                                06-1529524
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         (Commission File Number)             (IRS Employer Identification No.)

160 Raritan Center Parkway, Edison, New Jersey                08837
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  (Address of Principal Executive Offices)                  (Zip Code)

                                 (732) 225-8910
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02 - UNREGISTERED SALES OF EQUITY SECURITIES

         On October 1, 2004, we issued to the purchasers of our units consisting of 7% convertible preferred stock and warrants sold in our February 2004 private placement, warrants to purchase an aggregate of 2,500,000 shares of common stock, exercisable at $3.00 per share and expiring on September 15, 2007. The consideration for the issuance of the warrants was a waiver and deferral of certain penalties owed to such purchasers and an agreement by such purchasers to
"lock-up", both as described in Item 8.01 below. The warrants are callable if
(i) the price of our common stock is at least $5.00 per share for 60 consecutive days, (ii) the average daily trading volume for such 60-day period is at least
75,000 shares, and (iii) the sale of the underlying common stock is registered for resale. We agreed to file a registration statement as to such shares by
January 31, 2005, subject to extension under certain circumstances. Such purchasers also received certain piggyback registration rights. We also agreed that we would not call the warrants included in the units issued in February
2004 at least until the lock-up expires.

     In addition, on October 1, 2004, in return for a similar lock-up from holders of an aggregate of 9,578,441 shares of common stock, and a holder of
1,840,000 shares underlying warrants and convertible securities, we issued to such holders warrants and registration rights as to the shares underlying such warrants identical to those issued to the unit purchasers. Such warrants are exercisable for an aggregate of 1,141,844 shares of common stock.

         The issuances described above were made in reliance upon an exemption from the Securities Act of 1933 set forth in Section 4(2) relating to issuances not involving any public offering.

ITEM 5.02 - DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS

         On October 5, 2004, we appointed Patrick Flaherty as our Executive Vice
President Sales and Marketing, effective as of October 5, 2004.

         From January 2001 to August 2004, Mr. Flaherty was an active Principal of the Westerham Group LLC, a management and consulting firm. From 1999 to 2001,
Mr. Flaherty was employed by Reebok International Ltd., a sports footwear and apparel company. Prior to that, he was Senior Vice President - U.S. Marketing of
Sony Electronics. Prior to his employment with Sony Electronics, Mr. Flaherty served as Vice President - Asia Pacific Region for Polaroid Corporation. Mr.
Flaherty spent the first five years of his career in a variety of sales and marketing positions at Gillette and Johnson&Johnson. Mr. Flaherty holds a B.S.
from Northeastern University and an MBA from Babson College. Mr. Flaherty is 55 years old.

         We entered into an employment agreement with Mr. Flaherty that provides for an annual base salary of $200,000. He is also eligible to receive a discretionary bonus of up to 50% of his base salary for the period from the effective date of the agreement through the close of our fiscal year, if so determined by the compensation committee of our board of directors, in accordance with the terms of the agreement. In addition, Mr. Flaherty was granted, pursuant to our 2004 Employee, Director and Consultant Stock Plan,
options to purchase a total of 500,000 shares of our common stock, which options have various vesting schedules, and expire ten (10) years from the grant date.
If we terminate Mr. Flaherty's employment without cause (as defined in the agreement) or the agreement is terminated by Mr. Flaherty for good reason (as defined in the agreement), Mr. Flaherty will be eligible to receive severance benefits including, among other benefits and severance payments, continued
payment of his then base salary for a period of 12 months, and an annual bonus
(provided an annual bonus would otherwise have been awarded). The agreement contains customary confidentiality, non-competition/non-solicitation, and indemnification terms and is terminable at-will by either party.

ITEM 5.03 - AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
YEAR

         In connection with the consent granted by the holders of our units sold in our February 2004 private placement, as described in Item 8.01 below, on
October 6, 2004, by unanimous written consent of our board of directors, we amended Section 3.2 of our Second Amended and Restated Bylaws to increase the maximum number of directors that may serve on our board from seven to nine. The first sentence of Section 3.2 was amended to read as follows: "The number of directors constituting the Board of Directors shall be fixed from time to time by the Board of Directors or by the stockholders, but shall not be less than one nor more than nine."

ITEM 8.01 - OTHER EVENTS

         The purchasers of our units consisting of 7% convertible preferred stock and warrants sold in our February 2004 private placement have entered into agreements with us pursuant to which such purchasers have agreed to waive any penalties associated with our resale registration statement not having been declared effective by September 24, 2004. We have agreed with such purchasers that if such registration statement is not effective by October 30, 2004, we will pay to such purchasers a penalty equal to 1.5% of their original investment
(approximately $375,000) and will pay an additional 1.5% for each additional
30-day period thereafter until the registration statement becomes effective.

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         Such purchasers also agreed not to dispose of the securities comprising the units or the underlying common stock until December 15, 2004, subject to extension under certain circumstances. The purchasers have also consented to an increase in the size of our Board of Directors from seven to nine members.

         We have also entered into similar lock-up agreements with the holders of an aggregate of approximately 9,578,441 shares of our common stock, and a holder of 1,840,000 shares underlying warrants and convertible securities.

         In return for the waiver and deferral of penalties and the lock-ups, we issued to the above-described holders the securities described in Item 3.02 above.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

(c) EXHIBITS

         The following is exhibit is filed as part of this Current Report on
Form 8-K:

         3.01     Bylaw Amendment.

         4.01     Form of Warrant to Purchase Shares of Common Stock.

        10.01     Employment Agreement dated October 5, 2004 by and between
                  Majesco Sales Inc., Majesco Holdings Inc. and Patrick
                  Flaherty.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  Majesco Holdings Inc.
                                                  (Registrant)

Date: October 7, 2004                             By:  /s/ Carl J. Yankowski
                                                       -------------------------
                                                       Carl J. Yankowski
                                                       Chief Executive Officer

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